Exhibit 77O

       Transactions effected pursuant to Rule 10f-3

PACIFIC FUNDS
PF NB Fasciano Small Equity Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities



Securities Purchased
(1)
(2)
(3)


(1)


Name of Issuer

HealthSpring, Inc.

Smart Modular Technologies, Inc.

Koppers Holdings Inc.

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)

Common Stock


Common Stock

Common Stock

N/A

(3)


Date of Purchase


02/02/2006

N/A

N/A

N/A

(4)


Unit Price

$19.50

$9.00

$14.00

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$366,600,000

$163,636,362

$140,000,000

N/A

(8)


Underwriting Spread

$1.2675

$0.63

$0.98

N/A


PACIFIC FUNDS
PF NB Fasciano Small Equity Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)
Goldman, Sachs & Co., Citigroup, UBS Investment Bank, Lehman Brothers, CIBC World Markets,Raymond James, Avondale Partners Citigroup, JPMorgan, Lehman Brothers, Bear, Stearns & Co. Inc., Needham & Company, LLC, Thomas Weisel Partners LLC
Credit Suisse, UBS Investment Bank,
First Analysis Securities Corporation, Jefferies & Company, KeyBanc Capital Markets
N/A

(10)

Years of Continuous Operation

At Least 3 Years

N/A

N/A

N/A

(11)

Dollar Amount of Purchase

$21,450

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.0058%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

0.3931%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

0.3989%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.08%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

Citigroup Global Markets

N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes (Lehman Brothers Inc.)

N/A

N/A

N/A


PACIFIC FUNDS
PF NB Fasciano Small Equity Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006


Eligibility (check one):	X Registered Public Offering      (
Eligible Municipal Security
( Eligible Foreign Offering        ( Eligible Rule 144A Offering

Other fund purchasers having same investment adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of
the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

X	The securities were offered pursuant to an
underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and
fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of
such securities has been in continuous operation for not less than three years (including the operations of predecessors).

(	In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one
NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other
funds with same investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being
offered directly or indirectly from an Affiliated Underwriter, /provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied upon to determine:
(	the securities were sold in an Eligible Rule 144A Offering;
(	compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Fund Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule 10f-3 Procedures.

Date: 5-3-06		Signed:	/s/ Michael Bradler
		Name:	Michael Bradler
	Title:	Vice President



PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities


Securities Purchased
(1)
(2)
(3)

(1)


Name of Issuer

Chipotle Mexican Grill, Inc.


Ruths Chris Steak House, Inc.

Kona Grill, Inc.

N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)


Common Stock


Common Stock


Common Stock


N/A

(3)


Date of Purchase


01/25/2006

N/A

N/A

N/A

(4)


Unit Price

$22.00

$18.00

$11.00

N/A

(5)


Current Yield

N/A

N/A

N/A

N/A

(6)


Yield to Maturity

N/A

N/A

N/A

N/A

(7)


Principal Amount of Total Offering

$173,333,336

$234,000,000

$27,500,000

N/A

(8)


Underwriting Spread

$1.54

$1.26


$0.77

N/A



PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)
Morgan Stanley, SG Cowen & Co., Banc of America Securities LLC,
Citigroup, JPMorgan, Merrill Lynch & Co., A.G. Edwards, RBC
Capital Markets, Suntrust Robinson Humphrey,
Wachovia Securities
Banc of America Securities LLC, Wachovia
Securities, Goldman, Sachs, & Co., RBC Capital Markets, CIBC
World Markets, SG Cowen & Co., Piper Jaffray
Oppenheimer & Co., Feltl and Company
N/A

(10)

Years of Continuous Operation

At Least 3 years

N/A

N/A

N/A

(11)

Dollar Amount of Purchase

  $4,400

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

    0.003%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

    1.750%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

    1.753%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

     0.010%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

 SG Cowen Securities


N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes (Morgan Stanley & Co.)

N/A

N/A

N/A



PACIFIC FUNDS
PF Van Kampen Mid-Cap Growth Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Eligibility (check one):	?  registered public offering    ?
government security     ?  Eligible Municipal Security
                      ?  Eligible Foreign Offering    ?  Eligible
Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):
* The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

* The securities were offered pursuant to an
underwriting or similar agreement under which the
underwriters were committed to purchase all the securities
offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
* The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during a comparable period of time.
* Except for Eligible Municipal Securities, the issuer of
such securities has been in continuous operation for not less than three years (including the operations of predecessors).
* In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one
NRSRO, provided that, if the issuer or entity supplying the
funds from which the issue is to be paid has been in
continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.
* Percentage of offering purchased by the Portfolio and
other funds advised by the same investment adviser (or its
affiliates) or accounts with respect to which the same
investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule
144A offering, 25% of the total of (1) principal amount of
offering of such class sold by underwriters to qualified
institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of
principal amount of offering of class.  Identify such other purchasers:
* The Portfolio did not purchase the securities being
offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not
be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of
Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any
Affiliated Underwriter.
Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied
upon to determine:
?	the securities were sold in an Eligible Rule 144A Offering;
?	compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule 10f-3 Procedures.

Date: 3/31/2006							Signed:	/s/Dennis Lynch
                                           Name:	Dennis
Lynch										Title:    	Fund Manager


PACIFIC FUNDS
PF Van Kampen Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities


Securities Purchased
(1)
(2)
(3)

(1)


Name of Issuer

Morgans Hotel Group Co.


Brookdale Senior Living Inc.


Cogdell Spencer Inc.


N/A

(2)


Description of Security (name, coupon, maturity, subordination, common stock, etc.)


      Common Stock


       Common Stock


         Common Stock


N/A

(3)


Date of Purchase


          02/13/2006

N/A

N/A

N/A

(4)


Unit Price

             $20.00

$19.00

$17.00

N/A

(5)


Current Yield

               N/A

                 N/A

N/A

N/A

(6)


Yield to Maturity

               N/A

                 N/A

N/A

N/A

(7)


Principal Amount of Total Offering

       $360,000,000

$210,368,000


$98,600,000


N/A

(8)


Underwriting Spread

              $1.30

$1.33


$1.0795

N/A



PACIFIC FUNDS
PF Van Kampen Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Comparable Securities



Securities Purchased
(1)
(2)
(3)
(9)

Names of Underwriters (prospectus may be attached)

Morgan Stanley, Merrill Lynch & Co., Citigroup,
  Banc of America Securities LLC, Thomas Weisel Partners LLC,
  Jefferies & Company,
  JMP Securities
Goldman, Sachs & Co., Lehman Brothers,
Citigroup, UBS Investment Bank
Banc of America Securities LLC, Citigroup, BB&T Capital Markets
N/A

(10)

Years of Continuous Operation

At Least 3 years

N/A

N/A

N/A

(11)

Dollar Amount of Purchase

$56,600

N/A

N/A

N/A

(12)

% of Offering Purchased by Fund

0.016%

N/A

N/A

N/A
(13)

% of Offering Purchased by Associated Funds

4.059%

N/A

N/A

N/A

(14)

Sum of (12) and (13)

4.075%

N/A

N/A

N/A
(15)
% of Fund Assets Applied to Purchase

0.219%

N/A

N/A

N/A

(16)

Name(s) of Underwriter(s) or Dealer(s) from whom Purchased

Merrill Lynch


N/A

N/A

N/A

(17)

Is Fund Manager a Manager or Co-manager in Offering?

Yes (Morgan Stanley & Co.)

N/A

N/A

N/A

PACIFIC FUNDS
PF Van Kampen Real Estate Fund
Report Pursuant to Rule 10f-3
Quarter Ended March 31, 2006

Eligibility (check one):	?  registered public offering    ?
government security     ?  Eligible Municipal Security
                      ?  Eligible Foreign Offering    ?  Eligible
Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):
* The securities were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities
(excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and (2) on or before the fourth day before termination, if a rights offering.

* The securities were offered pursuant to an
underwriting or similar agreement under which the
underwriters were committed to purchase all the securities
offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.
* The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during a comparable period of time.
* Except for Eligible Municipal Securities, the issuer of
such securities has been in continuous operation for not less than three years (including the operations of predecessors).
* In the case of Eligible Municipal Securities, the
issuer has been rated investment grade by at least one
NRSRO, provided that, if the issuer or entity supplying the
funds from which the issue is to be paid has been in
continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.
* Percentage of offering purchased by the Portfolio and
other funds advised by the same investment adviser (or its
affiliates) or accounts with respect to which the same
investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule
144A offering, 25% of the total of (1) principal amount of
offering of such class sold by underwriters to qualified
institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of
principal amount of offering of class.  Identify such other
purchasers:
* The Portfolio did not purchase the securities being
offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not
be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of
Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any
Affiliated Underwriter.
Check below if written statements of issuer, syndicate
manager, or underwriter or seller of securities were relied upon to determine:
?	the securities were sold in an Eligible Rule 144A Offering;
?	compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.
The Portfolio Manager hereby certifies that the purchase of securities noted above under Securities Purchased complies with the Funds Rule 10f-3 Procedures.

Date: 04/04/2006							Signed:	/s/Theodore Bigman
                                           Name:	Theodore
Bigman									Title:     	Fund Manager